SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 10, 1998



                        PIONEER NATURAL RESOURCES COMPANY
             (Exact name of Registrant as specified in its charter)




           Delaware                     1-13245                75-2702753
(State or other jurisdiction of        Commission           (I.R.S. Employer
incorporation or organization)         File Number        Identification Number)




1400 Williams Square West, 5205 N. O'Connor Blvd., Irving, Texas      75039
          (Address of principal executive offices)                  (Zip code)



       Registrant's Telephone Number, including area code : (972) 444-9001


                                 Not applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)





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                        Pioneer Natural Resources Company



Item 5.   Other Events

     On February 10, 1998, the Company reported its financial results for the three months and year ended December 31, 1997. The news release is included as
Exhibit 20 to this Report.

Item 7.   Financial Statements and Exhibits

c)   Exhibits

     20. - News Release


                                        2

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